KIRKLAND RANCH WINERY

This agreement is made between Kirkland Ranch Winery, whose address is One Kirkland Ranch Road, Napa, CA 94558 and Knightsbridge Fine Wines, whose address is 65 Shrewsbury Road, Livingston, NJ 07039 and consists of the following:

1. As of JunE 1, 2003 Knightsbridge Fine Wines shall become A 50% membership interest owner in Kirkland Ranch LLC.

2. Knightsbridge Fine Wines shall issue its common stock shares from Treasury to Kirkland Ranch LLC shareholders, on or before June 1,2003.

3. As stated in the attached agreement dated May 15,2003, Knightsbridge Fine Wines has agreed to contribute and transfer all contracts and ownership interest in Stonegate Wines Brands, finished goods, and bulk wine.


4. Kirkland Ranch Winery shall use its best efforts to timely transfer the legal ownership of the winery and attached 72 acres from Kirkland Cattle to Kirkland Ranch LLC.

5. Kirkland Ranch Winery shall make all transfers reflect the best possible tax position for each party involved.

6. The value agreed upon between Kirkland Ranch Winery and Knightsbridge Fine Wines for the assets, which include inventory, equipment, acreage and winery building to be $40,000,000.00.

7. All brands sold wholesale by Kirkland Ranch Winery including but not limited to Kirkland Ranch, Jamieson Canyon, Soscol Ridge and Stonegate shall be sold from Kirkland Ranch LLC to Knightsbridge Fine Wines at a 30% discount to agreed upon FOB.

8. Larry Kirkland hereby accepts his nomination to the Board of Directors to Knightsbridge Fine Wines (Parent Company).

9. Knightsbridge Fine Wines shall continue all its capital raising efforts to the mutual benefit of the Parent Company and Kirkland Ranch LLC.

10. Both parties assume the first right of refusal to buyout the other party should they decide to sell their membership interest.







    P.O. Box 5387, Napa, California 94581 . (707)254-9100 . Fax(707)254-9719

11. All financings that are conducted at the Kirkland Ranch Winery will require mutual signatures by Larry Kirkland, or his assignee, and Knightsbridge Fine Wines, or its assignee.

This Agreement shall be binding on both parties. Both parties agree to make reasonable efforts to make all requisite title transfers, contracts, security interests etc. in a timely reasonable manner.




/s/                                  5-15-03
    --------------------------------
    Larry Kirkland, Managing Member
    Kirkland Ranch LLC



/s/
    --------------------------------
    Lonnie Kirkland, Managing Member
    Kirkland Ranch LLC



/s/
    --------------------------------
    Jake Shapiro, Chairman
    Knightsbridge Fine Wines